UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 21, 2011

DESTINATION MATERNITY CORPORATION

(Exact name of Registrant as specified in Charter)

Delaware	0-21196	13-3045573
(State or Other Jurisdiction of Incorporation or Organization)	Commission File number	(I.R.S. Employer Identification Number)

456 North 5th Street

Philadelphia, PA 19123

(Address of Principal Executive Offices)

(215) 873-2200

(Registrant’s telephone number,

including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01.	Entry Into a Material Definitive Agreement.

The information included under “Item 2.03. Creation of a Direct Financial Obligation” below is incorporated herein by reference.

Item 2.02.	Results of Operations and Financial Condition.

On July 27, 2011, Destination Maternity Corporation (the “Company”) issued a press release and held a broadly accessible conference call to discuss its financial results for its third fiscal quarter ended June 30, 2011. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The press release contained non-GAAP financial measures within the meaning of the Securities and Exchange Commission’s Regulation G, including: (a) Adjusted EBITDA (operating income before deduction for the following non-cash charges: (i) depreciation and amortization expense; (ii) loss on impairment of tangible and intangible assets; (iii) loss (gain) on disposal of assets; and (iv) stock compensation expense), together with the percentage of net sales represented by this measure; (b) Adjusted EBITDA before restructuring and other charges, together with the percentage of net sales represented by this measure; (c) Adjusted net income, before restructuring and other charges, stock compensation expense, and loss on extinguishment of debt; (d) Adjusted net income per share - diluted, before restructuring and other charges, stock compensation expense, and loss on extinguishment of debt; and (e) net debt.

The Company believes that each of these non-GAAP financial measures provides useful information about the Company’s results of operations and/or financial position to both investors and management. Each non-GAAP financial measure is provided because management believes it is an important measure of financial performance used in the retail industry to measure operating results, to determine the value of companies within the industry and to define standards for borrowing from institutional lenders. The Company uses each of these non-GAAP financial measures as a measure of the performance of the Company. The Company provides these measures to investors to assist them in performing their analysis of its historical operating results. Each of these non-GAAP financial measures, except net debt, reflects a measure of the Company’s operating results before consideration of certain charges and consequently, none of these measures should be construed as an alternative to net income (loss) or operating income (loss) as an indicator of the Company’s operating performance, or as an alternative to cash flows from operating activities as a measure of the Company’s liquidity, as determined in accordance with generally accepted accounting principles. The Company may calculate each of these non-GAAP financial measures differently than other companies.

With respect to the non-GAAP financial measures discussed in the press release, the Company has provided, as an attachment to such press release, a reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

The disclosure in this Current Report, including in the Exhibit attached hereto, of any financial information shall not constitute an admission that such information is material.

Item 2.03.	Creation of a Direct Financial Obligation.

On July 25, 2011, the Company and certain of its subsidiaries entered into a First Amendment to Second Amended and Restated Loan and Security Agreement with Bank of America, N.A., the Company’s revolving credit facility lender (the “Amendment”). The Amendment modifies the Second Amended and Restated Loan and Security Agreement, dated May 13, 2007, among the Company certain of its subsidiaries, and Bank of America, N.A (the “Original Agreement”). The Original Agreement as modified by the Amendment is referred to here as the “Amended Agreement”.

The Amendment modifies the Original Agreement as follows:

(1)	The maturity date of the Amended Agreement is now January 13, 2013 whereas the maturity date of the Original Agreement was March 13, 2012.

(2)	The maximum limit available under the Amended Agreement has been decreased to $55 million from $65 million due to the current and historical low level of utilization of the revolving credit facility. As of June 30, 2011 the Company had $8.1 million of standby letters of credit and no direct borrowings outstanding under the revolving credit facility. Upon the request of the Borrowers and the consent of the lender, permitted borrowings under the Amended Agreement may be increased an additional $20 million, in increments of $2.5 million, up to a maximum limit of $75 million, whereas the Original Agreement permitted increases up to a maximum limit of $85 million.

(3)	Under the Amended Agreement and the Original Agreement, the interest rate on outstanding borrowings is equal to, at the Company’s election, either (i) Bank of America’s prime rate plus the applicable margin, or (ii) the LIBOR rate plus the applicable margin. In the Amended Agreement, the applicable margin on prime rate borrowings is variable, ranging from 0.75% to 1.25%, based upon the amount of availability (calculated in accordance with the provisions of the Amended Agreement), whereas under the Original Agreement the applicable margin on prime rate borrowings was 0.00%. In the Amended Agreement, the applicable margin on LIBOR borrowings is variable, ranging from 1.75% to 2.25%, based upon the amount of availability (calculated in accordance with the provisions of the Amended Agreement), whereas under the Original Agreement, the applicable margin on LIBOR borrowings ranged from 1.00% to 1.50% based upon the amount of availability. Under the Amended Agreement outstanding standby letters of credit bear fees at an annual rate equal to the applicable margin used for LIBOR rate borrowings.

(4)	The unused line fee under the Amended Agreement has been increased to an annualized rate of 0.375% of the unused amount of the revolving credit facility from 0.20% under the Original Agreement.

As in the Original Agreement, the Amended Agreement contains affirmative and negative covenants and representations and warranties that are ordinary and customary for similar credit facilities.

The foregoing description is qualified in its entirety by reference to the full and complete terms contained in the Amendment, which is attached hereto as Exhibit 10.1 and is incorporated herein by this reference.

Item 8.01.	Other Events.

On July 21, 2011, the Board declared a regular quarterly cash dividend of $0.175 per share payable September 28, 2011 to stockholders of record at the close of business on September 7, 2011.

A copy of the press release announcing the cash dividend is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

10.1	First Amendment to Second Amended and Restated Loan and Security Agreement, dated July 25, 2011, among the Company and Cave Springs, Inc., each as a Borrower, and Mothers Work Canada, Inc., as a Guarantor, and Bank of America, N.A, as a lender, Administrative Agent and Collateral Agent.

99.1	Press Release of the Company dated July 27, 2011, relating to 2011 third fiscal quarter financial results.

99.2	Press Release of the Company dated July 26, 2011, relating to the declaration of the Company’s regular quarterly cash dividend.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Date: July 27, 2011	DESTINATION MATERNITY CORPORATION

	By:	/s/ Judd P. Tirnauer
Judd P. Tirnauer
Senior Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	First Amendment to Second Amended and Restated Loan and Security Agreement, dated July 25, 2011, among the Company and Cave Springs, Inc., each as a Borrower, and Mothers Work Canada, Inc., as a Guarantor, and Bank of America, N.A, as a lender, Administrative Agent and Collateral Agent.

99.1	Press Release of the Company dated July 27, 2011, relating to 2011 third fiscal quarter financial results.

99.2	Press Release of the Company dated July 26, 2011, relating to the declaration of the Company’s regular quarterly cash dividend.